Debt	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Debt
NOTE 13. Debt

As of December 31, 2011, the Company had $87 million and $512 million of debt outstanding classified as short-term debt and long-term debt, respectively. The Company’s short and long-term debt balances consist of the following:

		Weighted Average Interest Rate		Carrying Value
	Maturity	2011	2010	2011	2010
				(Dollars in Millions)
Short-term debt
Current portion of long-term debt		5.3%	6.1%	$1	$7
Other – short-term		4.1%	3.4%	86	71
Total short-term debt				87	78
Long-term debt
6.75% senior notes due April 15, 2019	2019	6.75%	—%	494	—
Term loan	2017	—%	8.0%	—	472
Other	2013-2017	10.2%	11.2%	18	11
Total long-term debt				512	483
Total debt				$599	$561

6.75% Senior Notes due April 15, 2019

On April 6, 2011, the Company completed the sale of $500 million aggregate principal amount of 6.75% senior notes due April 15, 2019 (the “Original Senior Notes”). The Original Senior Notes were used to repay the obligations under the Term Loan Credit Agreement (“Term Loan”) which the Company entered into on October 1, 2010, with Morgan Stanley Senior Funding, Inc., as lead arranger, collateral agent and administrative agent. The Term Loan obligations were represented by the outstanding principal amount of $498 million, which was included as a financing activity in the Company’s consolidated statements of cash flows. During the second quarter of 2011, the Company recorded $24 million of losses on the early extinguishment of the Term Loan including $21 million of unamortized original issuance discount and debt fees that were recorded net of the Term Loan principal on the face of the Company’s consolidated balance sheets immediately prior to extinguishment.

The Original Senior Notes were sold to the initial purchasers who are party to a certain purchase agreement (the “Initial Purchasers”) for resale to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S. In accordance with a registration rights agreement, in January 2012 the Company exchanged substantially identical senior notes (the "Senior Notes") that have been registered under the Securities Act of 1933, as amended, for all of the Original Senior Notes.

The Senior Notes were issued under an Indenture (the “Indenture”) among the Company, the subsidiary guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Indenture and the form of Senior Notes provide, among other things, that the Senior Notes will be senior unsecured obligations of the Company. Interest is payable on the Senior Notes on April 15 and October 15 of each year beginning on October 15, 2011 until maturity. Each of the Company’s existing and future 100% owned domestic restricted subsidiaries that guarantee debt under the Company’s asset-based credit facility guarantee the Senior Notes.

The terms of the Indenture, among other things, limit the ability of the Company and certain of its subsidiaries to make restricted payments; restrict dividends or other payments of subsidiaries; incur additional debt; engage in transactions with affiliates; create liens on assets; engage in sale and leaseback transactions; and consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries. The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of other agreements in the Indenture; defaults in failure to pay certain other indebtedness; the rendering of judgments to pay certain amounts of money against the Company and its subsidiaries; the failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding series of Senior Notes may declare all the Senior Notes of such series to be due and payable immediately.

In addition, the Company and certain of its domestic subsidiaries entered into a second amendment (the “Amendment”) to the Revolving Loan Credit Agreement (the “Revolver”) whereby the Revolver was amended and restated. The Amendment, among other things, reduces the commitment fee on undrawn amounts, decreases certain applicable margins and modifies or replaces certain of the covenants and other provisions. On April 1, 2011 the Company and certain of its domestic subsidiaries entered an incremental revolving loan amendment, whereby the commitment amounts under the Revolver were increased by $20 million, to a total facility size of $220 million, subject to borrowing base requirements. As of December 31, 2011, there were no amounts outstanding under Revolver and the amount available for borrowing was $220 million.

Letter of Credit Agreement

On September 27, 2011 the Company extended its $15 million Letter of Credit ("LOC") Facility with US Bank National Association to September 30, 2013. The facility was originally entered in on November 16, 2009 with a facility size of $40 million and reduced on September 30, 2010 to $15 million. The Company must continue to maintain a collateral account equal to 103% of the aggregated stated amount of the LOCs with reimbursement of any draws. As of December 31, 2011 and 2010, the Company had $11 million and $15 million, respectively, of outstanding letters of credit issued under this facility and secured by restricted cash.

Other Debt

As of December 31, 2011, the Company had affiliate debt outstanding of $105 million, with $87 million and $18 million classified in short-term and long-term debt, respectively. These balances are primarily related to the Company’s non-U.S. operations and are payable in non-U.S. currencies including, but not limited to the Euro, Chinese Yuan, and Korean Won. Remaining availability on outstanding affiliate credit facilities is approximately $200 million and certain of these facilities have pledged receivables, inventory or equipment as security. As of December 31, 2010, the Company had affiliate debt outstanding of $84 million, with $73 million and $11 million classified in short-term and long-term debt, respectively.

Included in the Company's affiliate debt is an arrangement, through a subsidiary in France, to sell accounts receivable on an uncommitted basis. The amount of financing available is contingent upon the amount of receivables less certain reserves. The Company pays a 30 basis points servicing fee on all receivables sold, as well as a financing fee of 3-month Euribor plus 75 basis points on the advanced portion. At December 31, 2011 there were $8 million outstanding borrowings under the facility with $82 million of receivables pledged as security, which are recorded as Other current assets on the consolidated balance sheet. At December 31, 2010 there were no outstanding borrowings under the facility with $90 million of receivables pledged as security.

The DIP Credit Agreement, a $150 million Senior Secured Super Priority Priming Debtor in Possession Credit and Guaranty Agreement between certain subsidiaries of the Company, a syndicate of lenders and Wilmington Trust FSB, as administrative agent, matured on August 18, 2010, at which time the Company repaid the full $75 million outstanding balance, which was included as a financing activity in the Company’s consolidated statements of cash flows.

Maturities

Debt obligations, at December 31, 2011, included maturities as follows: 2012 — $87 million; 2013 — $9 million; 2014 — $3 million; 2015 — $4 million; 2016 — $1 million; thereafter — $495 million

Fair Value

The fair value of debt was approximately $587 million and $566 million at December 31, 2011 and December 31, 2010, respectively. Fair value estimates were based on quoted market prices or current rates for the same or similar issues, or on the current rates offered to the Company for debt of the same remaining maturities.